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                                                                   EXHIBIT 4


                  TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE
                     ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY.

[SEAL]                           [ENFINITY LOGO]                         [SEAL]
                                ENFINITY CORPORATION
                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK                                                  CUSIP 29279Q 10 5
THIS CERTIFICATE IS TRANSFERABLE            SEE REVERSE FOR CERTAIN DEFINITIONS
IN NEW YORK, NY OR BOSTON, MA

THIS IS TO CERTIFY THAT


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
$.01 PAR VALUE EACH, OF

ENFINITY CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


COUNTERSIGNED AND REGISTERED:
   STATE STREET BANK and TRUST COMPANY
         (BOSTON)
             TRANSFER AGENT AND REGISTRAR
                AUTHORIZED SIGNATURE
By

Dated:
   [SIGNATURE ILLEGIBLE]                  [SIGNATURE ILLEGIBLE]
       Secretary                          President and Chief Operating Officer

                        [ENFINITY CORPORATION CORPORATE SEAL]

AMERICAN BANK NOTE COMPANY  PRODUCTION COORDINATOR: DAVID SOKOLOFF: 215-830-2197
   680 BLAIR MILL ROAD                  PROOF OF JUNE 29, 1998
    HORSHAM, PA 19044                   ENFINITY CORPORATION
     (215) 657-3480                         H 57405 Fc
----------------------------   -------------------------------------------------
SALES: A. HOBBS: 404-525-1455         OPERATOR:             MIKE/eg/JW/eg
----------------------------   -------------------------------------------------
NET/BANKNOTE/HOME57/ENFINITY/67405                                 REV.3




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ENFINITY CORPORATION

   THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK AND MORE THAN ONE SERIES OF ANY CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS
OF EACH CLASS OF STOCK OF SERIES THEREOF AND THE QUALIFICATIONS,
LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                 UNIF GIFT MIN ACT--_______________ Custodian_________________
                                         (Cust)                 (Minor)
                                   under Uniform Gifts to Minors

                                   Act ___________________________
                                             (State)

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell assign and transfer into

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                 Please print or typewrite name and address
                   including postal zip code of assignee
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
--------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint ------------------------------------------
-----------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, -------------------------------

                             ------------------------------------------------
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


    SIGNATURE(S) GUARANTEED: -------------------------------------------------
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
                             PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-10.

AMERICAN BANK NOTE COMPANY  PRODUCTION COORDINATOR: DAVID SOKOLOFF: 215-830-2197
   580 BLAIR MILL ROAD                       PROOF OF JUNE 22, 1998
    HORSHAM, PA 19044                         ENFINITY CORPORATION
     (215) 657-3480                        H 57405 Bk patch to Litho
----------------------------   -------------------------------------------------
SALES: A. HOBBS: 404-525-1455         OPERATOR:             MT
----------------------------   -------------------------------------------------
/NET/BANKNOTE/HOME57/ENFINITY/H57405                 NEW

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